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Exhibit 32

                  Certification of Chief Executive Officer
                        and Chief Financial Officer
                          Pursuant to Section 906
                     of the Sarbanes-Oxley Act of 2002



          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), the undersigned hereby certifies that the Quarterly Report on Form 10-Q for the period ended
April 30, 2016 of North European Oil Royalty Trust ("Trust") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Dated: May 27, 2016

                                             /s/ John R. Van Kirk
                                             ---------------------
                                                 John R. Van Kirk
                                                 Managing Director
                                            (Chief Executive Officer and
                                              Chief Financial Officer)